                                                                  EXHIBIT 24.1

                               POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Consolidated Cigar Holdings Inc. registration statement on Form S-1 (the "Registration Statement") under the Act including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 30th day of January, 1997.



                                              /s/ Ronald O. Perelman
                                              ----------------------------
                                              RONALD O. PERELMAN

                               POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Consolidated Cigar Holdings Inc. registration statement on Form S-1 (the "Registration Statement") under the Act including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                  IN WITNESS WHEREOF, the undersigned has signed these presents this 30th day of January, 1997.



                                            /s/ Howard Gittis
                                            ------------------------------
                                            HOWARD GITTIS

                               POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Consolidated Cigar Holdings Inc. registration statement on Form S-1 (the "Registration Statement") under the Act including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                  IN WITNESS WHEREOF, the undersigned has signed these presents this 29th day of January, 1997.



                                            /s/ Theo W. Folz
                                            --------------------------------
                                            THEO W. FOLZ

                               POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Consolidated Cigar Holdings Inc. registration statement on Form S-1 (the "Registration Statement") under the Act including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 29th day of January, 1997.


                                            /s/ Robert Sargent Shriver III
                                            ------------------------------
                                            ROBERT SARGENT SHRIVER III

                               POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Consolidated Cigar Holdings Inc. registration statement on Form S-1 (the "Registration Statement") under the Act including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                  IN WITNESS WHEREOF, the undersigned has signed these presents this 30th day of January, 1997.



                                            /s/ Donald G. Drapkin
                                            ---------------------------------
                                            DONALD G. DRAPKIN

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Consolidated Cigar Holdings Inc. registration statement on Form S-1 (the "Registration Statement") under the Act including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed these presents this 29th day of January, 1997.



                                            /s/ Gary R. Ellis
                                            ------------------------------
                                            GARY R. ELLIS

                               POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Consolidated Cigar Holdings Inc. registration statement on Form S-1 (the "Registration Statement") under the Act including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                  IN WITNESS WHEREOF, the undersigned has signed these presents this 29th day of January, 1997.



                                            /s/ James M. Parnofiello
                                            --------------------------------
                                            JAMES M. PARNOFIELLO

                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Barry F. Schwartz, Glenn P. Dickes and Joram
C. Salig or any of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, in connection with the Consolidated Cigar Holdings Inc. registration statement on Form S-1 (the "Registration Statement") under the Act including, without limiting the generality of the foregoing, to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Corporation, and any amendments or supplements to the Registration Statement, including any and all stickers and post-effective amendments to the Registration Statement, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                  IN WITNESS WHEREOF, the undersigned has signed these presents this 30th day of January, 1997.



                                            /s/ Lee A. Iacocca
                                            --------------------------------
                                            LEE A. IACOCCA